Exhibit 10.1

GLOBALSANTAFE CORPORATION

Ordinary Shares

UNDERWRITING AGREEMENT

1. Introductory. GlobalSantaFe Corporation, a Cayman Islands company (“Company”), proposes to issue and sell from time to time ordinary shares, par value $0.01, of the Company (the “Ordinary Shares”) registered under the registration statement referred to in Section 2(a) (the “Registered Securities”). Particular offerings of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 4, for resale in accordance with terms of offering determined at the time of sale.

The Registered Securities involved in any such offering are hereinafter referred to as the “Securities.” The firm or firms which agree to purchase the Securities are hereinafter referred to as the “Underwriters” of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 4 are hereinafter referred to as the “Representatives”; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term “Representatives,” as used in this Agreement, shall mean the Underwriters.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a) A registration statement on Form S-3 (File No. 333-127168), as may be subsequently amended and supplemented (the “Initial Registration Statement”), in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any part thereof or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 2(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, the Pricing Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”); and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(c) For the purposes of this Agreement, the term “Applicable Time” shall have the meaning assigned to such term in the Terms Agreement. The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) to the Terms Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Securities through the Representatives expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) to the Terms Agreement.

(e) The Registration Statement and the Pricing Prospectus conform, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the Applicable Time as to the Pricing Prospectus, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the price of the Securities is not included in the Pricing Prospectus and will be included on the cover page of the Prospectus; provided, however, that this representation and warranty shall not apply to any statements or omissions from any such documents made in reliance upon and in conformity with written information furnished to the Company by an Underwriter of Securities through the Representatives expressly for use therein.

(f) The Company has been duly incorporated and is an existing company in good standing under the laws of the Cayman Islands, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except as would not have a material adverse effect on the condition, financial or otherwise, earnings, business or prospects of the Company and its Subsidiaries (as defined below), taken as a whole (a “Material Adverse Effect”).

(g) Each of the Company’s significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X promulgated under the Act) (“Subsidiaries”) has been duly formed and is a validly existing corporation, company, partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized with corporate, partnership or limited liability company power, as the case may be, and authority to own its properties and conduct its business as described in the Pricing Prospectus, and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except as would not have a Material Adverse Effect.

(h) The Securities have been duly and validly authorized and when issued, delivered and paid for pursuant to the Terms Agreement on the Closing Date (as defined below), such Securities will have been duly and validly issued, fully paid and nonassessble and will conform to the description thereof contained in the Pricing Prospectus; and the shareholders of the Company will have no preemptive rights with respect to the Securities.

(i) None of the Company or its Subsidiaries is required to be registered or qualified as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Pricing Prospectus, none of the Company or its Subsidiaries will be required to be registered or qualified as an “investment company” as defined in the Investment Company Act.

(j) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as set forth or contemplated in the Pricing Prospectus there has not been (i) any change in the share capital, long-term debt, consolidated net current assets, consolidated revenues, operating income or net income of the Company or any of its Subsidiaries or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, business, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries.

(k) Except as set forth in the Pricing Prospectus, the Company and its Subsidiaries possess and are in compliance with all approvals, certificates, authorizations, licenses and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now being operated by them, except where the failure to possess such approvals, certificates, authorizations, licenses and permits or be in compliance therewith is not reasonably likely to have a Material Adverse Effect, and none of the Company or its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such approval, certificate, authorization, license or permit that individually or in the aggregate, is likely to have a Material Adverse Effect.

(l) Except as set forth in the Pricing Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company and its Subsidiaries, threatened against the Company or any of its Subsidiaries that is likely to result in any Material Adverse Effect or materially and adversely affect the offering of the Securities in the manner contemplated by the Prospectus.

(m) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Terms Agreement, and the consummation of the transactions contemplated therein (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) will not result in any violation of (A) the provisions of the Amended and Restated Memorandum of Association or Amended and Restated Articles of Association of the Company or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except in the case of any such conflict, breach, violation or default referred to in sub-clause (i) or (ii)(B) above as would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Terms Agreement, except such as have been or will have been, prior to the Closing Date, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, except in the case of any failure to obtain a consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, have a Material Adverse Effect or affect the issuance and sale of the Securities as contemplated by the Terms Agreement.

(n) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Ordinary Shares”, insofar as they purport to constitute a summary of the terms of the share capital, under the captions “U.S. Federal Income Tax Considerations” and “Cayman Islands Tax Considerations” and under the caption “Plan of Distribution” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

(o) The Terms Agreement has been duly authorized, executed and delivered by the Company.

(p) The Share Purchase Agreement (as defined below) has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally from time to time in effect and general principles of equity (regardless of whether considered in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by any applicable laws or principles of public policy.

(q) The Company’s authorized share capital is as set forth in the balance sheet as of June 30, 2005 incorporated by reference in the Pricing Prospectus and the Prospectus from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

(r) The Company has been since the time of the initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Securities. At the earliest time after the filing of the Initial Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(s) PricewaterhouseCoopers, who have certified certain financial statements of the Company and its subsidiaries and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder.

(t) Each of Netherland, Sewell and Associates, Inc. and DeGolyer and MacNaughton (together, the “Engineers”), whose reserve evaluations are referenced or appear, as the case may be, in the Pricing Prospectus and the Prospectus were, as of December 31, 2002, December 31, 2003 and December 31, 2004, and are, as of the date hereof, independent engineers with respect to the Company.

(u) Except as otherwise stated or incorporated by reference in the Registration Statement or the Pricing Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to pollution or the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clauses (i), (ii) and (iii) for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(v) The Company and its subsidiaries maintain systems of internal accounting controls (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Except as set forth in Item 9 of the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, there has not been any change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; and the Company is otherwise in material compliance with all applicable provisions of the Sarbanes-Oxley Act that are effective.

3. Additional Agreements of the Company and the Underwriters.

(a) Without the prior consent of the Representatives, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus. Any such free writing prospectus, the use of which has been consented to by the Company and the Representatives, is listed on Schedule II(a) to the Terms Agreement.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending. Each Issuer Free Writing Prospectus, when considered together with the Pricing Prospectus, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Securities is not included therein and will be included on the cover page of the Prospectus.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

4. Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of written communications (“Terms Agreement”) at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement and all references herein to the Terms Agreement shall be deemed to include the terms of this Agreement, in each case, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the number of shares to be purchased by each Underwriter and the purchase price to be paid by the Underwriters. The Terms Agreement will also specify the time and date of delivery and payment, which time and date may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such time and date referred to as the “Closing Date”), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Pricing Prospectus.

5. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to the counsel for the Underwriters designated in the Terms Agreement one signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

(a) The Company will file the Prospectus in a form approved by the Underwriters with the Commission pursuant to and in accordance with Rule 424(b) not later than the second business day following the execution and delivery of the Terms Agreement, or, if applicable, such earlier time as may be required by the Act.

(b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued; the Company will promptly file all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; and the Company will timely file all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering of sale of the Securities.

(c) If the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act or the Exchange Act, to notify the Representatives and to file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as may from time to time reasonably be requested of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. The terms “supplement” and “amendment” as used in this Agreement shall include, without limitation, all documents filed by the Company with the Commission subsequent to the date of the Prospectus which are deemed to be incorporated by reference in the Prospectus. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(d) As soon as practicable, but not later than 16 months, after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company’s most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

(e) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case prior to 10:00 A.M., New York City time on the New York business day next succeeding the date of the Terms Agreement and from time to time and in such quantities as are reasonably requested.

(f) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company will not be required in connection therewith to register or qualify as a foreign corporation where it is not now so registered or qualified or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction where it is not then so subject.

(g) The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Terms Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) the cost of preparing certificates for the Securities; (v) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vi) all other costs and expenses incident to the performance of its obligations hereunder and under any Terms Agreement which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

(h) For the period, if any, specified in the Terms Agreement, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares without the prior written consent of the Representatives, or publicly disclose the intention to make any such offer, sale, pledge or disposition, except (i) grants of employee or director stock options, stock appreciation rights or restricted stock grants pursuant to the terms of a plan in effect on the date of the Terms Agreement (including any such plan as amended after such date so long as the total shares available for use under the plan is not increased by such amendment), issuances of Ordinary Shares pursuant to the exercise of such options or the exercise of any convertible security, warrants or other stock options outstanding at the date of the Terms Agreement or issuable under the Company’s employee benefit plans in effect on the date of the Terms Agreement, or the filing by the Company with the Commission of a registration statement on Form S-8, (ii) the filing by the Company with the Commission of a universal shelf registration statement on Form S-3, provided that no Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares shall be issued, sold or otherwise disposed of under such universal shelf registration statement during such period specified in the Terms Agreement without the prior written consent of the Representatives and (iii) the issuance of up to 1,000,000 Ordinary Shares in connection with acquisition transactions; provided that it shall be a condition to any such issuance pursuant to subsection (iii) that the person or entity acquiring such Ordinary Shares agrees to be bound by the terms of this lock-up letter provision to the same extent as if the person or entity acquiring such Ordinary Shares were a party hereto.

(i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington D.C. time, on the date of the Terms Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

(j) Pursuant to a Share Purchase Agreement, dated the date of the Terms Agreement, between the Company, SFIC Holdings (Cayman), Inc. (“SFIC Holdings”) and Kuwait Petroleum Corporation (“KPC”, and together with SFIC Holdings, the “KPC Parties”) (the “Share Purchase Agreement”), the Company will use the net proceeds received by it from the sale of the Securities pursuant to the Terms Agreement to purchase from SFIC Holdings a number of Ordinary Shares equal to the number of Ordinary Shares being sold by the Company to the Underwriters under the Terms Agreement (the “SFIC Holdings Shares”).

(k) The Company will use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date and time that the Terms Agreement is executed and delivered by the parties thereto and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received an opinion, dated the Closing Date, of Maples and Calder, special Cayman Islands counsel to the Company, to the effect that:

(i) the Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands with full corporate power and authority under its Memorandum and Articles of Association to own its properties and conduct its business as described in the Prospectus;

(ii) the Company has full power and authority under its Memorandum and Articles of Association to enter into, execute and perform its obligations under the Share Purchase Agreement and the Terms Agreement, including the purchase of the SFIC Holdings Shares pursuant to the Share Purchase Agreement and the issue and offer of the Securities pursuant to the Terms Agreement;

(iii) the Company’s authorized share capital is as set forth in the balance sheet as of September 30, 2005 incorporated by reference into the Prospectus from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005;

(iv) the execution and delivery of the Terms Agreement and the Share Purchase Agreement have been duly authorized by and on behalf of the Company and, assuming for the purposes of delivery that the Company has physically delivered the Terms Agreement and the Share Purchase Agreement to the other parties thereto, the Terms Agreement and the Share Purchase Agreement have each been duly executed and delivered on behalf of the Company;

(v) the issuance and sale of the Securities have been duly and validly authorized by the Company, and the Securities, when issued, delivered and sold in accordance with the provisions of the Terms Agreement, will be duly and validly issued, fully paid and nonassessable and will conform as to legal matters in all material respects to the description thereof contained in the Prospectus; and to such counsel’s knowledge, the shareholders of the Company have no preemptive rights with respect to the Securities;

(vi) the execution and delivery of the Share Purchase Agreement and the Terms Agreement, the purchase of the SFIC Holdings Shares, the issue and offer of the Securities by the Company and the performance of its obligations under the Share Purchase Agreement and the Terms Agreement do not conflict with or result in a breach of or constitute a default under any of the terms or provisions of the Memorandum and Articles of Association of the Company or any order, law, rule or regulation of any court or government agency or body of the Cayman Islands having jurisdiction over the Company or any of its subsidiaries that are incorporated under the laws of the Cayman Islands or any of their respective properties;

(vii) to the knowledge of such counsel, no authorizations, consents, approvals, licenses, validations, orders or exemptions are required by law from any governmental authorities or agencies, courts or other official bodies in the Cayman Islands in connection with the (A) execution, creation or delivery of the Share Purchase Agreement or the Terms Agreement; (B) subject to the payment of the appropriate stamp duty, enforcement of the Share Purchase Agreement and the Terms Agreement; (C) purchase of the SFIC Holdings Shares, (D) offering, issuance or delivery of the Securities; and (E) performance by the Company of its obligations under the Share Purchase Agreement and the Terms Agreement;

(viii) the statements set forth in the Prospectus under the caption “Description of Ordinary Shares” insofar as they purport to constitute a summary of the terms of the Company’s share capital fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein;

(ix) the statements set forth in the Prospectus under the caption “Cayman Islands Tax Considerations,” insofar as such statements purport to describe the provisions of the laws of the Cayman Islands and documents referred to therein fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein; and

(x) under the laws of the Cayman Islands, the submission of the Company to the jurisdiction of any New York State or federal court sitting in the City of New York and the appointment of The Corporation Trust as its authorized agent for purposes described in Section 12 of this Agreement are valid and binding; service of process effected in the manner set forth in Section 12 of this Agreement will be effective under the laws of the Cayman Islands to confer personal jurisdiction over the Company, assuming this to be the case under the laws of New York; the courts of the Cayman Island will observe and give effect to the choice of New York law as the governing law of this Agreement; and the Company can sue and be sued in its own name under the laws of the Cayman Islands; and

(xi) although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment (A) is given by a competent foreign court; (B) is final; (C) is not in respect of taxes, a fine or a penalty; (D) was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands; and (E) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given.

(b) The Representatives shall have received an opinion, dated the Closing Date, of Baker Botts L.L.P., counsel for the Company, to the effect that:

(i) the Terms Agreement, assuming its due authorization, and further assuming its due execution and delivery by the Company insofar as such matters are governed by Cayman Islands law, has been duly executed and delivered by the Company;

(ii) the Share Purchase Agreement, assuming its due authorization, and further assuming its due execution and delivery by the Company insofar as such matters are governed by Cayman Islands law, has been duly executed and delivered by the Company;

(iii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required under U.S. federal law or the laws of the States of New York or Texas for the consummation by the Company of the transactions contemplated by the Share Purchase Agreement or the Terms Agreement, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need express no opinion) and such other approvals (specified in such opinion) as have been obtained;

(iv) neither the purchase of the SFIC Holdings Shares, the issue and sale of the Securities by the Company, the execution and delivery by the Company of the Share Purchase Agreement or the Terms Agreement, nor the

consummation of any other of the transactions contemplated by the Share Purchase Agreement or the Terms Agreement, nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under (A) any applicable U.S. federal law or the laws of the States of New York or Texas or (B) the terms of any indenture, mortgage, deed of trust or other agreement or instrument providing for the borrowing of money that is filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2004, quarterly report on Form 10-Q for the quarter ended March 31, 2005, quarterly report on Form 10-Q for the quarter ended June 30, 2005 or quarterly report on Form 10-Q for the quarter ended September 30, 2005, to which the Company or any of its subsidiaries is a party or bound, except in the case of clauses (A) and (B) above, such conflict, breach, violation or default that is not, individually or in the aggregate reasonably likely to have a Material Adverse Effect;

(v) the Registration Statement has become effective under the Act; any required filing of the Prospectus with the Commission pursuant to Rule 424(b) has been made in the manner and within the time period required thereby; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and the registration statement relating to the Registered Securities, as of its most recent effective date, and the Prospectus, as of its issue date, and any amendment or supplement thereto, as of its effective or issue date (in each case, other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial data, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not comment), appear on their face to comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

(vi) the statements set forth in the Prospectus under the caption “Plan of Distribution” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein;

(vii) the statements in the Prospectus under the caption “U.S. Federal Income Tax Considerations”, insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

(viii) none of the Company or its Subsidiaries is required to be registered or regulated as an “investment company” within the meaning of the Investment Company Act, and immediately after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the

Prospectus, none of the Company or its Subsidiaries will be required to be registered or regulated as an “investment company” as defined in the Investment Company Act.

Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Underwriters and counsel to the Underwriters and representatives of the KPC Parties and counsel to the KPC Parties at which the contents of the Registration Statement, the Pricing Prospectus and the Prospectus were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus and the Prospectus (except to the extent specified in clauses (vi) and (vii) above), on the basis of the foregoing (relying as to factual matters upon statements of officers and other representatives of the Company), no facts came to such counsel’s attention that led such counsel to believe that any part of the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (in each case, other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial data, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto as to which such counsel need express no belief), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Pricing Prospectus, together with any Issuer Free Writing Prospectus, as of the Applicable Time (other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case, included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto, as to which such counsel need express no belief), when considered together with and as supplemented by the information regarding the sales price of the Securities set forth on the cover page of the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of its date and as of the Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case, included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Such opinion may be limited to the laws of the States of Texas and New York and the federal laws of the United States. Such counsel may rely as to matters of Cayman Islands law upon the opinion of Maples and Calder furnished to the Underwriters pursuant to the Terms Agreement. As to matters involving the application of laws other than the laws of the State of Texas, the contract law of the State of New York or the federal laws of the United States, to the extent they deem proper and specified in such opinion, such counsel may rely upon the opinion of other counsel of good standing and reasonably acceptable to the Underwriters provided such opinions are also addressed to the Underwriters and are in form and substance satisfactory to them. Such counsel may also rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

(c) The Representatives shall have received an opinion, dated the Closing Date, of the General Counsel, Associate General Counsel or Assistant General Counsel of the Company, to the effect that:

(i) each of the Subsidiaries of the Company listed on Schedule II to the Terms Agreement (individually a “Specified Subsidiary” and collectively the “Specified Subsidiaries”) has been duly formed and is validly existing as a corporation, company or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate or limited liability company power and authority, as applicable, to own its properties and conduct its business as described in the Pricing Prospectus, and the Company and each of the Specified Subsidiaries is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except as would not have a Material Adverse Effect; provided that, with respect to any such subsidiary for which a certificate of existence or good standing or similar certification is not available on a timely basis from the certifying authority in the applicable jurisdiction, such counsel may state that his opinion is based solely on such counsel’s general familiarity with such subsidiary and not on the certificate of any public official;

(ii) all the outstanding shares of capital stock, limited liability company interests or quotas, as applicable, of each Specified Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Pricing Prospectus, all outstanding shares of capital stock, limited liability company interests or quotas, as applicable, of the Specified Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Share Purchase Agreement or the Terms Agreement, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, as to which such counsel need express no opinion, and such other approvals (specified in such opinion) as have been obtained;

(iv) neither the purchase of the SFIC Holdings Shares, the issue and sale of the Securities by the Company nor the fulfillment of the terms of the Share Purchase Agreement and the Terms Agreement will conflict with, result in a breach or violation of, or constitute a default under (A) any applicable U.S. federal or Texas law, (B) the terms of any indenture, mortgage, deed of trust or other agreement or instrument known to such counsel, and to which the Company or any of its subsidiaries is a party or bound, or (C) any judgment, order or decree known to such counsel, to be applicable to the Company or its Specified Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or its Specified Subsidiaries, except in the case of clauses (A), (B) and (C) above, such conflict, breach, violation or default that is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect;

(v) except as set forth in the Pricing Prospectus, the Company and its Specified Subsidiaries possess and are in compliance with all approvals, certificates, authorizations, licenses and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their business as described in the Pricing Prospectus, except where the failure to possess such approvals, certificates, authorizations, licenses and permits or be in compliance therewith would not be reasonably likely to have a Material Adverse Effect and to the knowledge of such counsel, none of the Company or its Specified Subsidiaries, has received any notice of proceedings relating to the revocation or modification of any such approval, certificate, authorization, license or permit which, individually or in the aggregate, if it became the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a Material Adverse Effect;

(vi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or government agency, authority or body or any arbitrator to which the Company or its Specified Subsidiaries is a party required to be described in the Registration Statement, the Pricing Prospectus or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement, the Pricing Prospectus or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; and

(vii) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto, made by the Company prior to the Closing Date (in each case, other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial data, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto, as to which such counsel need not comment), when they become effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder;

Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Underwriters and counsel to the Underwriters and representatives of the KPC Parties and counsel to the KPC Parties at which the contents of the Registration Statement, the Pricing Prospectus and the Prospectus were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus and the Prospectus (except to the extent specified above), on the basis of the foregoing (relying as to factual matters upon statements of officers and other representatives of the Company) no facts came to such counsel’s attention that led such counsel to believe that any part of the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case, included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto, as to which such counsel need express no belief), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Pricing Prospectus, together with any Issuer Free Writing Prospectus, as of the Applicable Time (other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case, included or incorporated by reference therein, or omitted therefrom, and the exhibits thereto, as to which such counsel need express no belief), when considered together with and as supplemented by the information regarding the sales price of the Securities set forth on the cover page of the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of its date and as of the Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (in each case, other than the financial statements and schedules, the notes thereto and the auditor’s reports thereon, the other financial data, numerical data related to such financial statements and accounting data, and reports of independent reserve engineers and reserve engineering data, in each case, included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions expressed in such opinion may be limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States. Such counsel may rely as to matters of Cayman Islands law upon the opinion of Maples and Calder furnished to the Underwriters pursuant to the Terms Agreement. As to matters involving the application of laws other than the laws of the State of Texas, the corporate laws of the State of Delaware or the federal laws of the United States, to the extent they deem proper and specified in such opinion, such counsel may rely upon the opinion of other counsel of good standing and reasonably acceptable to the Underwriters provided such opinions are also addressed to the Underwriters and are in form and substance satisfactory to them. Such counsel may also rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials.

(d) The Representatives shall have received from the counsel for the Underwriters designated in the Terms Agreement such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Pricing Prospectus and the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board, the Chief Executive Officer or the President or any Vice President of the Company and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Prospectus, any amendment or supplement to the Prospectus and the Terms Agreement and that:

(i) the representations and warranties of the Company in this Agreement and the Terms Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) the Prospectus as amended or supplemented in relation to the Securities has been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the Rule 462(b) Registration Statement became effective by 10:00 P.M., Washington, D.C. time, on the date of the Terms Agreement;

(iii) (A) neither the Company nor any of its subsidiaries have sustained since the date of the most recent financial statements included or incorporated by reference in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities and (B) otherwise than as set forth or contemplated in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities, since the respective dates as of which information is given in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities there has not been any material adverse change in the share capital, long-term debt, consolidated net current assets, consolidated revenues, operating income or net income of the Company or any of its Subsidiaries or any of its subsidiaries or any material adverse change or any development involving a prospective change, in or affecting the management, business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and

(iv) that no stop order suspending the effectiveness of the Registration Statement or any part therof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission and all request for additional information on the part of the Commission have been complied with.

(f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Closing Date, the Representatives shall have received letters, dated the respective dates of delivery thereof, of PricewaterhouseCoopers LLP, confirming that they are a registered independent public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations promulgated thereunder and stating in effect that:

(i) in their opinion, the financial statements and schedules audited by them and included or incorporated by reference in the Pricing Prospectus contained in the Registration Statement relating to the Registered Securities, as amended at the date of such letter, comply as to form in all material respects with the applicable sections of the Act or the Exchange Act, as applicable and the applicable rules and regulations promulgated thereunder;

(ii) if any interim consolidated financial statements are available from the Company for any period commencing immediately after the date of the Company’s most recent consolidated balance sheet included or incorporated by reference in such Pricing Prospectus, they read the unaudited consolidated financial data of the Company relating to such period and relating to the corresponding period in the preceding year and inquired of certain officials of the Company who have responsibility for financial and accounting matters whether those unaudited financial data are stated on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in such Pricing Prospectus, and that as a result of the foregoing procedures, nothing came to their attention that caused them to believe that:

(A) there was, at the end of such period, any change in the Ordinary Shares, increase in the long-term debt, including capital lease obligation, or any decrease in consolidated net current assets (working capital) or shareholders’ equity of the Company and subsidiaries consolidated as compared with amounts shown in the Company’s most recent consolidated balance sheet included or incorporated by reference in such Pricing Prospectus, or

(B) for such period, there were any decreases, as compared to the corresponding period in the preceding year, in total consolidated revenues, operating income or net income,

except, in the case of both (A) and (B), for changes or decreases that such Pricing Prospectus or documents incorporated by reference therein discloses have occurred or may occur and except as may be set forth in such letter;

(iii) with respect to the period subsequent to the later of the end of the period specified in 5(f)(ii) above or the end of the most recent period specified in 5(f)(i) they have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (i) at a date not more than five business days prior to the date of the letter, there was any change in Ordinary Shares or increase in long-term debt, including capital lease obligation, of the Company as compared with amounts shown on the Company’s most recent unaudited condensed consolidated balance sheet incorporated by reference in such prospectus or (ii) for the period subsequent to the date of such balance sheet until a date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year in total consolidated revenues; and on the basis of the foregoing inquiries and a reading of minutes of the meetings of the board of directors and audit committee of the Company, nothing came to their attention that caused them to believe that there was any such change, increase or decrease, except in all instances that the Pricing Prospectus or documents incorporated by reference therein discloses have occurred or may occur and except as may be set forth in such letter;

(iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) included or incorporated by reference in such Pricing Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

(v) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Pricing Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts

(after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years.

All financial statements and schedules included in material incorporated by reference into such Pricing Prospectus shall be deemed included in such prospectus for purposes of this subsection.

(g) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission in accordance with the rules and regulations under the Act and Section 5(a) of this Agreement. All material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act. If the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M. Washington, D.C. time, on the date of the Terms Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; no stop order suspending the effectiveness or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(h) (A) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities, and (B) since the respective dates as of which information is given in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities there shall not have been any change in the share capital, long-term debt, consolidated net current assets, consolidated revenues, operating income or net income of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the management, business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Pricing Prospectus as amended prior to the date of the Terms Agreement relating to the Securities, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Prospectus as amended relating to the Securities.

(i) On or after the Applicable Time, there shall not have occurred (i) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension or limitation of trading of any securities of the Company by the Commission or the New York Stock Exchange; (iii) any general moratorium on commercial banking activities declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by the United States or a national emergency or war or other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, such that in the case of clause (iv), the effect of any such event such as to make it, in the judgment of a majority in interest of the Underwriters, including any Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.

(j) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

(k) The Securities shall have been approved for listing on the New York Stock Exchange.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission in any of such documents, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriters through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) Each Underwriter agrees to severally indemnify and hold harmless the Company, its directors, its officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives, specifically for inclusion in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Subsection 7(a) or 7(b) hereof unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Subsection 7(a) or 7(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statements as to or an addition of fault, culpability or failure to act, by or on behalf of any indemnified party. An indemnifying party will not, without its prior consent, be liable for any settlement or compromise or consent to the entry of any judgment.

(d) In the event that the indemnity provided in Subsection 7(a) or 7(b) hereof is unavailable to or insufficient for any reason to hold harmless an indemnified party (other than as set forth therein), the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the Losses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Subsection 7(d).

8. Default of Underwriters.

(a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Terms Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the total number of Securities to be purchased at the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the total number of Securities to be purchased at the Closing Date, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, such Terms Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5(g) hereof and the indemnity and contribution agreements as provided in Section 7. In the event satisfactory arrangements for the purchase of such Securities are made within 36 hours of such default, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter of its liability, if any, to the Company or any non-defaulting Underwriter for damages occasioned by its default hereunder.

The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities.

If the Terms Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 6(i), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to it at 15375 Memorial Drive, Houston, Texas 77079-4101, facsimile number (281) 925-6652, attention of General Counsel.

11. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12. Governing Law. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by the Underwriters or any person who controls the Underwriters arising out of or based upon this Agreement, the Terms Agreement or the transactions contemplated hereby or thereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may not or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement, the Terms Agreement or the transactions contemplated hereby or thereby which may be instituted in any New York court by the Underwriters or any person who controls the Underwriters, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable and for a term of not less than ten years from the date of the Terms Agreement. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

13. Business Day. For purposes of the Terms Agreement, “business day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law, executive order or regulation to close.

14. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

15. Counterparts. Any Terms Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

16. Absence of Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

29